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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   AUGUST 16, 2001
                                                 ------------------------------

                                OPEN MARKET, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              0-28436                                    04-3214536
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(Commission File Number)                      (IRS Employer Identification No.)


ONE WAYSIDE ROAD, BURLINGTON, MASSACHUSETTS                       01803
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (781) 359-3000
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               Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

     On August 16, 2001, Open Market, Inc. (the "Company") entered into a Waiver and Modification Agreement (the "Agreement") with Halifax Fund L.P. (the "Investor") relating to the terms of the shares of the Company's Series E 6% Cumulative Convertible Preferred Stock (the "Series E Preferred"). Pursuant to the terms of the Agreement, the Investor has agreed to waive its right to require the Company to redeem the Series E Preferred in the event of a Change of Control Transaction (as defined in the Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional And Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series E 6% Cumulative Convertible Preferred Stock) and its right to receive certain dividends, in each case in the event of a Permitted Change of Control (as defined in the Agreement). In exchange for these waivers, the Agreement provides for certain adjustments to the conversion price of the Series E Preferred and the exercise price of certain warrants previously issued to the Investor, as well as the issuance, upon conversion of certain of the shares of Series E Preferred, of shares of the Company's Common Stock having a value of approximately $100,000, as determined in accordance with the then effective conversion price of the Series E Preferred. A copy of the Agreement is set forth as Exhibit 99.1, to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) EXHIBITS

EXHIBIT NO.  DESCRIPTION
99.1 Waiver and Modification Agreement, entered into as of August 16, 2001, by and between Open Market, Inc. and Halifax Fund L.P.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2001                  OPEN MARKET, INC.


                                       By: /S/ EDWARD DURKIN
                                          ----------------------
                                          Edward Durkin
                                          Vice President and
                                          Chief Financial Officer


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